Exhibit 99.1
KONTOOR BRANDS, INC.
Supplemental Financial Information
(Unaudited)

As previously disclosed, Kontoor Brands, Inc. (the “Company”) entered into a Stock Purchase Agreement (the “Purchase Agreement”), on May 20, 2026, with ABG-Storm LLC, a Delaware limited liability company, an affiliate of Authentic Brands Group (“Buyer”) and The H.D. Lee Company, Inc., a Delaware corporation, a wholly-owned subsidiary of the Company (“Lee”). Pursuant to the terms and subject to the conditions set forth in the Purchase Agreement, the Company has agreed to sell to Buyer all of the outstanding shares of capital stock of Lee at closing.
During the Company's first quarter of fiscal 2026, the Company determined that the Lee business met held-for-sale and discontinued operations accounting criteria. Accordingly, the assets and liabilities of the Lee business were reported as held-for-sale in the balance sheets in the Company's first quarter Form 10-Q. Additionally, the Company reported the Lee business as discontinued operations in its statements of operations and statements of cash flows.
The unaudited supplemental financial information provided below presents the Company's condensed consolidated financial information for and as of, as applicable, each of the four quarters in fiscal 2025 and the full year of fiscal 2025, as recast to present the Lee business on a discontinued operations basis.
The unaudited supplemental financial information provided below should be read in conjunction with the Company's separate historical financial statements and accompanying notes contained in each of the Company’s Quarterly Reports on Form 10-Q for the interim periods included herein and Annual Report on Form 10-K for the fiscal year ended January 3, 2026.
Non-GAAP Financial Measures
This unaudited supplemental financial information refers to “adjusted” and “organic” amounts from 2025, which are further described in the sections below. All per share amounts are presented on a diluted basis. Amounts as presented herein may not recalculate due to the use of unrounded numbers.

Adjusted Amounts - This release refers to “adjusted” amounts. Adjustments during 2025 represent (i) restructuring and transformation costs related to business optimization activities associated with Project Jeanius, (ii) actions to streamline and transfer select production within our internal manufacturing network and, (iii) acquisition and integration-related costs associated with the Helly Hansen acquisition. Additional information regarding adjusted amounts is provided in notes to the supplemental financial information.

Organic Amounts - This release refers to “organic” amounts, which represent operating results excluding contributions from the Helly
Hansen® and Musto® brands acquired on May 31, 2025.

Reconciliations of these non-GAAP measures to the most comparable GAAP measures are presented in the supplemental financial information included in this exhibit that identifies and quantifies all reconciling adjustments and provides management's view of why this non-GAAP information is useful to investors. While management believes that these non-GAAP measures are useful in evaluating the business, this information should be viewed in addition to, and not as an alternate for, reported results under GAAP. The non-GAAP measures used by the Company in this release may be different from similarly titled measures used by other companies.

KONTOOR BRANDS, INC.
Condensed Consolidated Statements of Operations
(Unaudited)

The following condensed consolidated statements of operations present the Company's unaudited financial information for each of the four quarters of fiscal 2025 and for the full year of fiscal 2025, as recast to present the Lee business on a discontinued operations basis.

	Three Months Ended				Twelve Months Ended
(Dollars and shares in thousands, except per share amounts)	March 2025	June 2025	September 2025	December 2025	December 2025
Net revenues	$423,001	$492,632	$666,472	$819,983	$2,402,088
Costs and operating expenses
Cost of goods sold	230,267	263,451	399,974	436,869	1,330,561
Selling, general and administrative expenses	161,365	172,233	229,084	281,507	844,189
Total costs and operating expenses	391,632	435,684	629,058	718,376	2,174,750
Operating income	31,369	56,948	37,414	101,607	227,338
Interest expense	(9,808)	(13,485)	(18,972)	(19,897)	(62,162)
Interest income	3,319	2,820	289	422	6,850
Other (expense) income, net	(10,293)	30,546	(3,049)	(3,166)	14,038
Income from continuing operations before income taxes	14,587	76,829	15,682	78,966	186,064
Income taxes	(4,338)	(18,397)	(1,310)	(21,530)	(45,575)
Income from equity method investment	—	264	1,634	3,513	5,411
Income from continuing operations	10,249	58,696	16,006	60,949	145,900
Income from discontinued operations, net of tax	32,633	15,173	20,938	12,808	81,552
Net income	$42,882	$73,869	$36,944	$73,757	$227,452

Earnings per common share - basic
Continuing operations	$0.18	$1.06	$0.29	$1.10	$2.63
Discontinued operations	$0.59	$0.27	$0.37	$0.23	$1.47
Total earnings per common share - basic	$0.77	$1.33	$0.66	$1.33	$4.10

Earnings per common share - diluted
Continuing operations	$0.18	$1.05	$0.29	$1.08	$2.60
Discontinued operations	$0.58	$0.27	$0.37	$0.23	$1.45
Total earnings per common share - diluted	$0.76	$1.32	$0.66	$1.31	$4.05

Weighted average shares outstanding
Basic	55,355	55,560	55,575	55,507	55,500
Diluted	56,059	55,975	56,069	56,327	56,108
Basis of presentation for all financial tables within this release: The supplemental financial information provided in the financial tables presents the Company's unaudited condensed consolidated financial information for and as of, as applicable, each of the four quarters in fiscal 2025 and the full year of fiscal 2025, as recast to present the Lee business on a discontinued operations basis.
The Company operates and reports using a 52/53-week fiscal year ending on the Saturday closest to December 31 each year. For presentation purposes herein, all references to periods ended March 2025, June 2025 and September 2025 correspond to the 13-week fiscal periods ended March 29, 2025, June 28, 2025 and September 27, 2025, respectively, and references to December 2025 correspond to the 14-week and 53-week fiscal periods ended January 3, 2026. References to March 2025, June 2025, September 2025 and December 2025 relate to the balance sheets as of March 29, 2025, June 28, 2025, September 27, 2025 and January 3, 2026, respectively.

KONTOOR BRANDS, INC.
Condensed Consolidated Balance Sheets
(Unaudited)
The following condensed consolidated balance sheets present the Company's unaudited financial information for each of the four quarters of fiscal 2025, as recast to present the Lee business on a discontinued operations basis.

(In thousands)	March 2025	June 2025	September 2025	December 2025
ASSETS
Current assets
Cash and cash equivalents	$320,790	$85,914	$57,918	$77,215
Accounts receivable, net	131,958	237,530	279,813	209,419
Inventories	298,810	543,130	604,016	435,945
Prepaid expenses and other current assets	57,371	93,446	95,149	102,056
Current assets of discontinued operations	278,849	255,756	301,157	256,481
Total current assets	1,087,778	1,215,776	1,338,053	1,081,116
Property, plant and equipment, net	82,955	119,239	114,395	113,285
Operating lease assets	18,931	124,163	118,618	110,330
Intangible assets, net	6,791	447,058	449,698	445,584
Goodwill	129,034	407,985	438,459	451,006
Other assets	176,045	228,911	228,466	212,294
Other assets of discontinued operations	174,145	174,773	175,082	169,057
TOTAL ASSETS	$1,675,679	$2,717,905	$2,862,771	$2,582,672
LIABILITIES AND EQUITY
Current liabilities
Current portion of long-term debt	$—	$—	$—	$8,750
Accounts payable	161,240	217,110	272,611	195,560
Accrued and other current liabilities	112,481	197,366	244,184	237,864
Operating lease liabilities, current	10,328	27,701	26,401	22,418
Current liabilities of discontinued operations	107,091	116,196	159,091	129,035
Total current liabilities	391,140	558,373	702,287	593,627
Operating lease liabilities, noncurrent	10,464	98,945	96,440	95,422
Other liabilities	77,484	161,059	158,059	164,431
Long-term debt	735,640	1,366,510	1,342,117	1,134,579
Other liabilities of discontinued operations	34,279	34,671	34,252	29,746
Total liabilities	1,249,007	2,219,558	2,333,155	2,017,805
Commitments and contingencies
Total equity	426,672	498,347	529,616	564,867
TOTAL LIABILITIES AND EQUITY	$1,675,679	$2,717,905	$2,862,771	$2,582,672

KONTOOR BRANDS, INC.
Condensed Consolidated Statements of Cash Flows
(Unaudited)

The following condensed consolidated statements of cash flows present the Company's unaudited financial information for each of the four quarters of fiscal 2025, on a year-to-date basis, as recast to present the Lee business on a discontinued operations basis.

	Year-to-Date
(In thousands)	March 2025	June 2025	September 2025	December 2025
OPERATING ACTIVITIES
Net income	$42,882	$116,751	$153,695	$227,452
Income from discontinued operations, net of tax	32,633	47,806	68,743	81,552
Income from continuing operations, net of tax	10,249	68,945	84,952	145,900
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation and amortization	7,349	16,523	29,994	42,688
Stock-based compensation	14,041	19,929	28,421	37,393
Other, including working capital changes	22,388	(36,608)	(33,584)	135,913
Cash provided by operating activities - continuing operations	54,027	68,789	109,783	361,894
Cash provided by operating activities - discontinued operations	23,598	34,519	57,671	93,915
Cash provided by operating activities	77,625	103,308	167,454	455,809
INVESTING ACTIVITIES
Property, plant and equipment expenditures	(2,318)	(5,309)	(12,831)	(18,307)
Capitalized computer software	(1,337)	(2,165)	(3,008)	(3,820)
Business acquisition, net of cash received	—	(870,058)	(899,372)	(901,223)
Proceeds from the settlement of foreign exchange contracts to hedge business acquisition	—	24,115	24,115	24,115
Proceeds from sales of assets	—	2	4,028	5,913
Other	508	—	584	584
Cash used by investing activities - continuing operations	(3,147)	(853,415)	(886,484)	(892,738)
Cash used by investing activities - discontinued operations	(1,615)	(2,009)	(3,436)	(6,026)
Cash used by investing activities	(4,762)	(855,424)	(889,920)	(898,764)
FINANCING ACTIVITIES
Borrowings under revolving credit facility	—	—	—	50,000
Repayments under revolving credit facility	—	—	—	(50,000)
Proceeds from issuance of long-term debt	—	1,000,000	1,000,000	1,000,000
Payment of debt issuance costs	—	(7,433)	(7,433)	(7,433)
Repayments of term loan	(5,000)	(370,000)	(395,000)	(595,000)
Repurchases of Common Stock	—	—	—	(25,000)
Dividends paid	(28,824)	(57,717)	(86,618)	(116,085)
Shares withheld for taxes, net of proceeds from issuance of Common Stock	(4,052)	(8,555)	(9,092)	(9,683)
Cash (used) provided by financing activities	(37,876)	556,295	501,857	246,799
Effect of foreign currency rate changes on cash and cash equivalents	(12,343)	(30,763)	(31,029)	(29,468)
Net change in cash and cash equivalents	22,644	(226,584)	(251,638)	(225,624)
Cash and cash equivalents – beginning of period	334,066	334,066	334,066	334,066
Cash and cash equivalents – end of period	$356,710	$107,482	$82,428	$108,442

KONTOOR BRANDS, INC.
Supplemental Financial Information
Reconciliation of Adjusted Financial Measures (Non-GAAP)
(Unaudited)

	Three Months Ended				Twelve Months Ended
(Dollars in thousands, except per share amounts)	March 2025	June 2025	September 2025	December 2025	December 2025

Net revenues - as reported under GAAP	$423,001	$492,632	$666,472	$819,983	$2,402,088
Contribution from Helly Hansen (a)	—	29,232	192,650	253,617	475,485
Organic net revenues	$423,001	$463,400	$473,822	$566,366	$1,926,603

Cost of goods sold - as reported under GAAP	$230,267	$263,451	$399,974	$436,869	$1,330,561
Restructuring and transformation costs (b)	(1,348)	(893)	(38,455)	(5,645)	(46,341)
Adjusted cost of goods sold	228,919	262,558	361,519	431,224	1,284,220
Contribution from Helly Hansen (a)	—	14,111	108,526	121,142	243,779
Adjusted organic cost of goods sold	$228,919	$248,447	$252,993	$310,082	$1,040,441

Gross margin - as reported under GAAP	$192,734	$229,181	$266,498	$383,114	$1,071,527
Restructuring and transformation costs (b)	1,348	893	38,455	5,645	46,341
Adjusted gross margin	194,082	230,074	304,953	388,759	1,117,868
Contribution from Helly Hansen (a)	—	15,121	84,124	132,475	231,706
Adjusted organic gross margin	$194,082	$214,953	$220,829	$256,284	$886,162

Selling, general and administrative expenses - as reported under GAAP	$161,365	$172,233	$229,084	$281,507	$844,189
Restructuring and transformation costs (b)	(11,156)	(6,503)	(7,558)	(9,041)	(34,258)
Acquisition and integration-related costs (c)	(10,326)	(14,040)	(11,998)	(14,470)	(50,834)
Adjusted selling, general and administrative expenses	139,883	151,690	209,528	257,996	759,097
Contribution from Helly Hansen (a)	—	20,430	73,767	92,403	186,600
Adjusted organic selling, general and administrative expenses	$139,883	$131,260	$135,761	$165,593	$572,497

Other (expense) income, net - as reported under GAAP	$(10,293)	$30,546	$(3,049)	$(3,166)	$14,038
Acquisition and integration-related costs (c)	8,865	(32,980)	—	—	(24,116)
Adjusted other expense, net	$(1,428)	$(2,434)	$(3,049)	$(3,166)	$(10,078)

Income Taxes as reported under GAAP	$(4,338)	$(18,397)	$(1,310)	$(21,530)	$(45,575)
Tax impact of Restructuring and transformation costs, and Acquisition and integration-related costs (b) (c)	(7,338)	5,336	(14,031)	(5,339)	(21,300)
Adjusted Income Taxes, net	$(11,676)	$(13,061)	$(15,341)	$(26,869)	$(66,875)

Diluted earnings per share from continuing operations - as reported under GAAP	$0.18	$1.05	$0.29	$1.08	$2.60
Impact to diluted earnings per share of Restructuring and transformation costs, and Acquisition and integration-related costs (b) (c)	0.44	(0.11)	0.78	0.42	1.54
Adjusted diluted earnings per share from continuing operations	$0.62	$0.94	$1.07	$1.50	$4.14
Contribution from Helly Hansen (a)	—	(0.12)	0.03	0.44	0.35
Adjusted organic diluted earnings per share from continuing operations	$0.62	$1.06	$1.04	$1.06	$3.79

Adjusted diluted earnings per share from continuing operations	$0.62	$0.94	$1.07	$1.50	$4.14
Adjusted diluted earnings per share from discontinued operations	0.58	0.27	0.37	0.23	1.45
Adjusted diluted earnings per share	$1.20	$1.21	$1.44	$1.73	$5.59

KONTOOR BRANDS, INC.
Supplemental Financial Information
Reconciliation of Adjusted Financial Measures (Non-GAAP)
(Unaudited)

Net income from continuing operations - as reported under GAAP	$10,249	$58,696	$16,006	$60,949	$145,900
Income taxes	4,338	18,397	1,310	21,530	45,575
Interest expense	9,808	13,485	18,972	19,897	62,162
Interest income	(3,319)	(2,820)	(289)	(422)	(6,850)
EBIT from continuing operations	$21,076	$87,758	$35,999	$101,954	$246,787
Depreciation and amortization	7,349	9,174	13,471	12,694	42,688
EBITDA from continuing operations	$28,425	$96,932	$49,470	$114,648	$289,475
Restructuring and transformation costs (b)	12,504	7,396	46,013	14,686	80,599
Acquisition and integration-related costs (c)	19,191	(18,940)	11,998	14,470	26,718
Adjusted EBITDA from continuing operations	$60,120	$85,388	$107,481	$143,804	$396,792
As a percentage of total net revenues	14.2%	17.3%	16.1%	17.5%	16.5%
Adjusted EBITDA from discontinued operations	43,511	21,821	26,808	19,706	111,846
Adjusted EBITDA	$103,631	$107,209	$134,289	$163,510	$508,638
Non-GAAP Financial Information: The financial information above has been presented on a GAAP basis, on an adjusted basis and on an adjusted organic basis, which excludes the operating results from the Helly Hansen acquisition. EBIT, EBITDA and adjusted presentations are non-GAAP measures. See “Notes to Supplemental Financial Information - Reconciliation of Adjusted and Adjusted Organic Financial Measures” at the end of this document. Amounts herein may not recalculate due to the use of unrounded numbers..
(a) Contribution from Helly Hansen represents the adjusted operating results from the Helly Hansen® and Musto® brands acquired on May 31, 2025.
(b) See Note 1 of “Notes to Supplemental Financial Information - Reconciliation of Adjusted and Adjusted Organic Financial Measures” at the end of this document.
(c) See Note 2 of “Notes to Supplemental Financial Information - Reconciliation of Adjusted and Adjusted Organic Financial Measures” at the end of this document.

KONTOOR BRANDS, INC.
Supplemental Financial Information
Summarized Discontinued Operations Financial Information
(Unaudited)
The following table presents the unaudited financial information for the Lee segment for each of the four quarters of fiscal 2025 and for the full year of fiscal 2025, as recast to present the Lee business on a discontinued operations basis.

	Three Months Ended				Twelve Months Ended
(In thousands)	March 2025	June 2025	September 2025	December 2025	December 2025
Net revenues	$199,900	$165,627	$186,743	$198,098	$750,368
Cost of goods sold	96,998	89,971	101,080	110,457	398,506
Selling, general and administrative expenses	60,972	54,067	59,225	68,128	242,392
Interest income	121	77	60	191	449
Other (expense) income, net	(707)	(785)	(860)	(370)	(2,722)
Income from discontinued operations before income taxes	41,344	20,881	25,638	19,334	107,197
Income taxes	(8,711)	(5,708)	(4,700)	(6,526)	(25,645)
Income from discontinued operations, net of tax	32,633	15,173	20,938	12,808	81,552

Certain corporate overhead costs and segment costs previously allocated to Lee for segment reporting purposes did not qualify for classification within discontinued operations and have been reported in continuing operations for all periods presented in this Form 8-K. The table below presents these previously allocated costs for the three months ended March 2025, June 2025, September 2025 and December 2025, and the twelve months ended December 2025.

	Three Months Ended				Twelve Months Ended
(In thousands)	March 2025	June 2025	September 2025	December 2025	December 2025
Cost of goods sold	1,010	556	1,273	1,879	4,718
Selling, general and administrative expenses	7,766	7,831	7,594	9,898	33,089
Total costs previously allocated to the Lee segment	8,776	8,387	8,867	11,777	37,807

The table below reconciles Lee segment profit, as previously reported, to income from discontinued operations before income taxes for the Lee business for each of the four quarters of fiscal 2025 and for the full year of fiscal 2025.

	Three Months Ended				Twelve Months Ended
(In thousands)	March 2025	June 2025	September 2025	December 2025	December 2025
Lee segment profit	$32,447	$12,417	$16,711	$7,366	$68,941
Total costs previously allocated to the Lee segment	8,776	8,387	8,867	11,777	37,807
Interest income	121	77	60	191	449
Income from discontinued operations before income taxes	41,344	20,881	25,638	19,334	107,197

KONTOOR BRANDS, INC.
Supplemental Financial Information
Reconciliation of Adjusted and Adjusted Organic Financial Measures - Notes (Non-GAAP)
(Unaudited)
Notes to Supplemental Financial Information - Reconciliation of Adjusted and Adjusted Organic Financial Measures
Management uses non-GAAP financial measures internally in its budgeting and review process and, in some cases, as a factor in determining compensation. In addition, adjusted EBITDA is a key financial measure for the Company's shareholders and financial leaders, as the Company's debt financing agreements require the measurement of adjusted EBITDA, along with other measures, in connection with the Company's compliance with debt covenants. While management believes that these non-GAAP measures are useful in evaluating the business, this information should be considered supplemental in nature and should be viewed in addition to, and not as an alternate for, reported results under GAAP. In addition, these non-GAAP measures may be different from similarly titled measures used by other companies.
(1) During the three months ended March 2025, restructuring and transformation costs included $0.9 million related to streamlining and transferring select production within our internal manufacturing network and $0.4 million related to business optimization activities, recorded to "cost of goods sold", and $11.2 million related to business optimization activities, recorded to "selling, general and administrative expenses." Total restructuring and transformation costs resulted in a corresponding tax impact of $2.9 million for the three months ended March 2025.
During the three months ended June 2025, restructuring and transformation costs included $0.5 million related to streamlining and transferring select production within our internal manufacturing network and $0.4 million related to business optimization activities, recorded to "cost of goods sold", and $6.5 million related to business optimization activities, recorded to "selling, general and administrative expenses." Total restructuring and transformation costs resulted in a corresponding tax impact of $1.6 million for the three months ended June 2025.
During the three months ended September 2025, restructuring and transformation costs included $38.1 million related to the closure of a portion of our manufacturing facilities and $0.4 million related to streamlining and transferring select production within our internal manufacturing network, recorded to "cost of goods sold", and $7.6 million related to business optimization activities, recorded to "selling, general and administrative expenses." Total restructuring and transformation costs resulted in a corresponding tax impact of $11.1 million for the three months ended September 2025.
During the three months ended December 2025, restructuring and transformation costs included $5.7 million related to the closure of a portion of our manufacturing facilities, recorded to "cost of goods sold", and $9.0 million related to business optimization activities, recorded to "selling, general and administrative expenses." Total restructuring and transformation costs resulted in a corresponding tax impact of $2.7 million for the three months ended December 2025.
During the twelve months ended December 2025, restructuring and transformation costs included $43.8 million related to the closure of a portion of our manufacturing facilities, $1.8 million of charges related to streamlining and transferring select production within our internal manufacturing network and $0.8 million related to business optimization activities, recorded to "cost of goods sold", and $34.3 million related to business optimization activities, recorded to "selling, general and administrative expenses." Total restructuring and transformation costs resulted in a corresponding tax impact of $16.0 million for the twelve months ended December 2025.
(2) During the three months ended March 2025, acquisition and integration-related costs included $10.3 million of professional and other fees and $8.9 million of losses related to foreign currency exchange contracts to hedge the purchase price of the Helly Hansen acquisition. Acquisition-related costs resulted in a corresponding tax impact of $4.4 million for the three months ended March 2025.
During the three months ended June 2025, acquisition and integration-related benefits included $33.0 million of gains related to foreign currency exchange contracts to hedge the purchase price of the Helly Hansen acquisition, and $14.0 million of professional and other fees. Total acquisition and integration-related benefits resulted in a corresponding tax impact of $(6.9) million for the three months ended June 2025.
During the three months ended September 2025, acquisition and integration-related costs included $12.0 million of professional and other fees. Total acquisition and integration-related costs resulted in a corresponding tax impact of $2.9 million for the three months ended September 2025.
During the three months ended December 2025, acquisition and integration-related costs included $14.5 million of professional and other fees. Total acquisition and integration-related costs resulted in a corresponding tax impact of $2.7 million for the three months ended December 2025.
During the twelve months ended December 2025, acquisition and integration-related costs included $50.8 million of professional and other fees and $24.1 million of gains related to foreign currency exchange contracts to hedge the purchase price of the Helly Hansen acquisition. Total acquisition and integration-related costs resulted in a corresponding tax impact of $5.3 million for the twelve months ended December 2025.